THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

Discovery Premier Group Retirement Annuity

Supplement dated December 17, 2025 to Prospectus dated May 1, 2025

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by The Prudential Insurance Company of America. If you would like another copy of the current Prospectus, please call 1-855-756-4738.

Effective December 1, 2025, Macquarie VIP Emerging Markets Series was renamed Nomura VIP Emerging Markets Series and Macquarie Investment Management Global Limited was removed as subadviser to the fund.
2025-PROSUPP-12-DP